UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

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MADISON FUNDS
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MADISON FUNDS
Investors Fund
January 25, 2016

Dear Shareholder:
We are writing to inform you of the upcoming special meeting of shareholders (the “Meeting”) of the Investors Fund (the “Fund” or the "Investors Fund") of the Madison Funds (the “Trust”) to be held at 550 Science Drive, Madison, Wisconsin 53711 on February 23, 2016, at 9:00 a.m., Central Time, to vote on one important proposal affecting the Fund. We are asking shareholders of the Fund to vote on an amended and restated advisory agreement between Madison Asset Management, LLC (“Madison” or the "Adviser") and the Trust (the “Amended Advisory Agreement”) to amend the breakpoint on the advisory fee paid by the Fund to Madison to be consistent with the breakpoints of other equity funds within the Trust.
As discussed in more detail in the enclosed Proxy Statement, the Board of Trustees (the “Board”) of the Trust unanimously approved a change in the current breakpoint on the advisory fee paid by the Fund to Madison under the Amended Advisory Agreement, which will require shareholder approval. In addition, provided the breakpoint change is approved by shareholders, the Board also approved a change in the Services Agreement with the Madison Funds, which does not require shareholder approval, to make permanent certain fee waivers for the Investors Fund that are expiring February 28, 2016 so that total annual fund operating expenses will remain the same for Class A and Class Y shares with a 0.04 basis point increase for Class R6 shares.
The question and answer section that follows discusses the proposal to amend the breakpoint on the advisory fee payable under the Amended Advisory Agreement.  The Proxy Statement itself provides greater detail about the proposal.  The Board recommends that you read the enclosed materials carefully and vote in favor of the proposal, as the Board believes the proposal is the best interests of the Fund’s shareholders.
Please read the enclosed materials carefully and cast your vote on the proxy card. Your vote is extremely important, no matter how large or small your holdings may be.

Voting is quick and easy. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. In some cases, you may also vote your shares by touch-tone telephone or the internet. If either option is available, simply follow the instructions on the proxy card to cast your vote. You may vote in person at the Meeting on February 23, 2016.
Thank you for your response and for your continued investment in the Fund.
Sincerely,

/s/ Katherine L. Frank
Katherine L. Frank
President of Madison Funds

Questions and Answers
While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.
Q.    Why am I receiving this Proxy Statement?

A.
At a meeting held on December 18, 2015, the Board unanimously approved, subject to shareholder approval, the Amended Advisory Agreement between the Trust and Madison to amend the breakpoint on the advisory fee paid by the Fund to Madison.   Accordingly, we are asking shareholders to approve the proposed Amended Advisory Agreement.

Q.	Will the Fund’s overall fees be the same upon approval of the Amended Advisory Agreement?

A.
As described below, the overall expense ratio will remain unchanged assuming the Amended Advisory Agreement is approved. The current breakpoint provides a management fee of 0.75% on first $100 million of net assets and 0.60% on net assets in excess of $100 million, while the breakpoint changes propose a management fee of 0.75% on the first $500 million, 0.70% on assets between $500 million-$1 billion; and 0.65% on net assets in excess of $1 billion.

To offset any impact the change in the breakpoint would have, Madison has agreed to make permanent reductions in the services fee pursuant to an amendment and restatement to the Fund’s services agreement with Madison (the “Amended Services Agreement”) to reduce the services fee from 0.35% for Class A and Y shares to 0.20% for the Class A and Y shares. The services fee for the R6 shares will remain 0.02%. The current waivers of the overall expense ratio expire February 28, 2016, whereby the Advisor agreed to cap service fees on Class A shares and Class Y shares to the extent necessary to maintain total annual fund operating expenses at 1.20% and 0.95%, respectively. Therefore, there is no impact on total annual operating expenses paid on the Class A and Class Y shares with the proposed changes implemented, except for the R6 share class and that impact is 0.04 basis points. As a result, the overall expense ratio will remain unchanged assuming the Amended Advisory Agreement is approved. The only changes to the existing advisory agreement (the “Current Advisory Agreement”) between the Trust, on behalf of the Fund, and Madison will be the change to the breakpoint for the investment advisory fee, described above.
Madison may not increase the fee paid under the Amended Advisory Agreement without shareholder approval. Similarly, Madison may not increase the rate of administrative and other expenses paid pursuant to the Fund’s Amended Services Agreement with Madison without the approval of the Fund’s Board of Trustees.

Q.	Will the Class R6 Shares benefit under the new breakpoint schedule?

A.	The Class R6 Shares will not immediately benefit from the new breakpoint schedule, however, as the Fund grows the Class R6 Shares may benefit under the new breakpoint schedule in the future.

Q.	What will happen to the Fund's fees if shareholders do not approve the Amended Advisory Agreement?

A.
If shareholders of the Fund do not approve the Amended Advisory Agreement, the Fund will continue to operate under the current breakpoint and services fee structure and the current waivers of the services fees as described above will expire on February 28, 2016 and there will not be a new expense waiver agreement in place.

Q.    How does the Board recommend that I vote?

A.
After careful consideration, the members of the Board, the majority of whom are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, recommend that you vote FOR approval of the Amended Advisory Agreement.  The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement.

Q.    How can I authorize a proxy or vote my shares?

A.	You may authorize a proxy to vote on your behalf by completing and returning the enclosed proxy card (via mail), or you may vote in person at the shareholder meeting.

IMPORTANT INFORMATION FOR SHAREHOLDERS
MADISON FUNDS
Investors Fund
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Investors Fund (the “Fund”), a series of Madison Funds (the “Trust”), will be held at 550 Science Drive, Madison, Wisconsin 53711 on February 23, 2016, at 9:00 a.m., Central Time, for the purpose of considering the proposals set forth below:

1.	To approve an amended and restated advisory agreement (the “Amended Advisory Agreement”) between the Trust and Madison to amend the breakpoint on the advisory fee paid by the Fund to Madison; and

2.	To transact such other business as may be properly brought before the Meeting.
The Board of Trustees recommends that shareholders vote FOR the proposals.
Only shareholders of record of the Fund at the close of business on January 7, 2016, the record date for this Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote. The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the Meeting or any adjournments or postponements thereof.
By Order of the Board of Directors,

Holly S. Baggot
Secretary of Madison Funds
Madison, Wisconsin
January 25, 2016

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY
A shareholder may think that his or her vote is not important, but it is vital for the Fund’s continued operation.  We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States.  Your prompt return of the enclosed proxy card may save the necessity of further solicitations.  If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

MADISON FUNDS
Investors Fund
550 Science Drive
Madison, Wisconsin 53711

PROXY STATEMENT
This Proxy Statement is solicited by the Board of Trustees (the “Board”) of the Investors Fund (the “Fund”), a series of Madison Funds (the “Trust”), for voting at a special meeting of shareholders (the “Meeting”) to be held on February 23, 2016, at 9:00 a.m., Central Time, at 550 Science Drive, Madison, Wisconsin 53711.  The Trust is an open-end management investment company, organized as a Massachusetts business trust.  The purpose of the Meeting is to seek shareholder approval of (1) an amended and restated investment advisory agreement between the Fund and Madison to amend the breakpoint on the advisory fee paid by the Fund to Madison, and (2) to transact such other business as may be properly brought before the Meeting.
This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about January 25, 2016, or as soon as practicable thereafter.
The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview.  If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.
While the current Advisory Agreement provides that the cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, may be paid by the Trust, Madison has agreed to pay such expenses.  In addition to the solicitation by mail, certain officers and representatives of the Trust, and certain officers and employees of Madison, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile.
A proxy is enclosed with respect to the shares you own in the Fund.  If you return a properly executed proxy, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon.  Each full share is entitled to one vote and each fractional share to a proportionate fractional vote.  If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope.
Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on February 23, 2016:  The Notice of Meeting, Proxy Statement and
Proxy Card are available at www.madisonfunds.com/proxy.
If you need additional copies of this Proxy Statement or proxy card, please contact the Trust at 1-800-877-6089 or in writing at 550 Science Drive, Madison, Wisconsin 53711.  Additional copies of this Proxy Statement will be delivered to you promptly upon request. To obtain directions to attend the Meeting, please call 1-800-767-0300. For a free copy of the Trust’s annual report for the fiscal year ended October 31, 2015 or the most recent semi-annual report, please contact the Trust at the toll-free telephone number or address set forth above.

BACKGROUND TO PROPOSAL
At an in-person meeting held on December 18, 2015, the Board, including a majority of the members who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”):

1.
Approved an amended and restated investment advisory agreement between the Trust (on behalf of the Fund) and Madison (the “Amended Advisory Agreement”), pending shareholder approval, deleting the current breakpoint which provides a management fee of 0.75% on first $100 million of net assets and 0.60% on net assets in excess of $100 million, and replacing it with a breakpoint that provides a management fee of 0.75% on the first $500 million, 0.70% on assets between $500 million-$1 billion; and 0.65% on net assets in excess of $1 billion.

2.
Approved an amended and restated administrative services agreement between the Trust (on behalf of the Fund) and Madison (the “Amended Services Agreement”), making permanent the current waiver in the fee paid for all administrative and other services Madison arranges to be provided to the Fund from 0.35% to 0.20% of average net assets (annualized) for Class A and Class Y shares with no change for Class R6 shares which will remain at 0.02%, all of the foregoing contingent on shareholder approval of the Amended Advisory Agreement. This change does not require shareholder approval. The current waivers of the overall expense ratio expire February 28, 2016, whereby the Advisor agreed to cap service fees on Class A shares and Class Y shares to the extent necessary to maintain total annual fund operating expenses at 1.20% and 0.95% respectively.

If shareholders of the Fund do not approve the Amended Advisory Agreement, the Fund will continue to operate under the current breakpoint and services fee structure and the current waivers of the services fees will expire and there will not be a new expense waiver agreement put into place.
The form of the Amended Advisory Agreement is attached to this Proxy Statement as Exhibit A.  The terms of the Amended Advisory Agreement are identical to the terms of the Current Advisory Agreement with respect to services provided by Madison to the Fund except for the change in the breakpoint for the Fund.  Since the terms are identical other than the change in breakpoint described herein and in Proposal 1, we have not included a description of the material terms of the Current and Amended Advisory Agreements. See the Funds' Annual Report for the period ended October 31, 2015 (the “Annual Report”), which is incorporated herein by reference, for a discussion of the material terms of the Current Advisory Agreement.

PROPOSAL 1
APPROVAL OF THE AMENDED AND RESTATED ADVISORY AGREEMENT BETWEEN
MADISON AND THE TRUST
At the Meeting, shareholders of the Fund will be asked to approve an Amended Advisory Agreement with the Trust, to become effective following shareholder approval at the Meeting.  The Amended Advisory Agreement contains identical terms with respect to the Fund’s Current Advisory Agreement with the exception of removing the current breakpoint which provides a management fee of 0.75% on first $100 million of net assets and 0.60% on net assets in excess of $100 million, and replacing it with a breakpoint that provides a management fee of 0.75% on the first $500 million, 0.70% on assets between $500 million-$1 billion; and 0.65% on net assets in excess of $1 billion.
Discussion of the approval of the Amended Advisory Agreement is set forth below under "Board Approval and Recommendation." The Board last approved the Current Advisory Agreement with regard to the Fund on July 31, 2015 as part of its annual review and approval, a discussion of which is below and contained in the Fund’s Annual Report for the period ended October 31, 2015 (the “Annual Report”), which is incorporated herein by reference. The Annual Report was previously provided to all shareholders of the Fund on or about December 30, 2015. The Fund will provide to you, without charge, upon written or oral request at the address and telephone numbers on the first page of this Proxy Statement, by first class mail or other equally prompt means within one business day of receipt of such request, an additional copy of the Annual Report.
Compensation Paid to Madison
Upon approval of the Amended Advisory Agreement, the investment advisory fee paid by the Fund would remain at 0.75%. At the same time, the Amended Services Agreement will become effective, which removes the waivers and decreases the fees for administrative services paid to Madison from 0.35% to 0.20% of average net assets (annualized) for Class A and Class Y shares. There is no change for Class R6 shares which will remain at 0.02% of average net assets (annualized). The current waivers of the overall expense ratio expire February 28, 2016, whereby the Advisor agreed to cap Service Fees on Class A shares and Class Y shares to the extent necessary to maintain total annual fund operating expenses at 1.20% and 0.95%, respectively. If the Amended Advisory Agreement is not approved, the waivers will expire and the Fund's annualized total expense ratios will be 1.31% for Class A, 1.05% for Class Y, and 0.73% for Class R6.
The following tables show the current fees being paid by the Fund (“Current Fees”) as of the last audited financial statement dated October 31, 2015, and the pro forma fees that would be paid under the Amended Advisory Agreement (“Pro Forma Fees”), together with examples of the amount of fees a shareholder will pay under the current and proposed fee structures.

Investors Fund	Current Fees			Pro Forma Fees
Shareholder Fees (fees paid directly from your investment)	Class A	Class Y	Class R6	Class A	Class Y	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None	None	None	None	None
Redemption Fee Within 30 days of Purchase (as a percentage of amount redeemed)	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class Y	Class R6	Class A	Class Y	Class R6
Management Fees	0.71%	0.71%	0.71%	0.75%	0.75%	0.75%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	None	None	0.25%	None	None
Other Expenses	0.35%	0.35%	0.02%	0.20%	0.20%	0.02%
Total Annual Fund Operating Expenses	1.31%[2]	1.06%[2]	0.73%[2]	1.20%	0.95%	0.77%
Less: Management and Service Fee Waivers	(0.11)%	(0.11)%	None	N/A	N/A	N/A
Net Annual Fund Operating Expenses (after fee waivers)	1.20%[1]	0.95%[1]	0.73%	1.20%	0.95%	0.77%
1The Advisor agreed to cap service fees on Class A shares and Class Y shares to the extent necessary to maintain total annual fund operating expenses at 1.20% and 0.95%, respectively. The waivers of the overall expense ratio expire February 28, 2016.
2 Total Annual Fund Operating Expenses that will take effect February 29, 2016 if the Amended Advisory Agreement is not approved.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		Redemption / No Redemption
Investors Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Current Fees[1]	Class A	$690	$956	$1,242	$2,054
	Class Y	97	326	574	1,284
	Class R6	75	233	406	906
Pro Forma Fees[2]	Class A	$690	$934	$1,197	$1,946
	Class Y	97	303	526	1,166
	Class R6	79	246	428	954
1Data shown for Class A and Class Y shares reflects year 1 at the current fee caps of 1.20% for Class A and 0.95% for Class Y, with years 3, 5 and 10 reflecting the fees without the caps of 1.31% for Class A and 1.06% for Class Y. Class R6 shares reflect an expense of 0.73% for all time periods.
2Data shown for Class A, Class Y and Class R6 shares reflect stated fees of 1.20%, 0.95% and 0.77%, respectively, for all time periods.

For the fiscal year ended October 31, 2015, Madison received $970,407 as compensation for its advisory services to the Fund.  Had the proposed advisory fee been in effect for the fiscal year ended October 31, 2015, Madison would have received $1,020,422. This represents an aggregate additional payment of $50,015 or 5.2%.
For the fiscal year ended October 31, 2015, Madison received $292,630 pursuant to the services agreement between Madison and the Fund to cover expenses, including custody, fund accounting, fund administration, transfer agency, audit, tax, legal, compliance and applicable federal and state registration or notice filing fees. Had the proposed services fee been in effect for the fiscal year ended October 31, 2015, Madison would have received $259,944. This represents a decrease in payment of $32,686 or (11.17%). These services will continue to be provided pursuant to the Amended Services Agreement. The net impact of the proposed change in advisory fees and decrease in services fees would have been $17,329 or 1.37%.
There were no brokerage commissions paid by the Fund to affiliated brokers for the Fund’s fiscal year ended October 31, 2015 or to date.
Information about Madison
Madison manages the Madison Family of Mutual Funds. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. Madison provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, Madison provides advice to individual accounts, institutional accounts, and, with its affiliate MAM, to the Ultra Series Fund. MAM also serves as investment adviser to individual and institutional accounts and as investment adviser and subadviser, respectively, to the Madison Strategic Sector Premium Fund and Madison Covered Call & Equity Income Fund. As of November 30, 2015, Madison and its affiliates had approximately $15 billion under management.

Executive Officers and Directors of Madison. The five principal officers and directors of Madison are listed below. They are located at 550 Science Drive, Madison, WI 53711

Name	Principal Occupation(s) During Past Five Years	Other Directorships/Trusteeships
Katherine L. Frank
Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; Managing Director and Vice President, 1986 – 2010
Madison Asset Management, LLC (“Madison”), Executive Director and Chief Operating Officer, 2010 – Present; Vice President, 2004 – 2010
Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 – Present; President, 1996 – 2010
Madison Strategic Sector Premium Fund (closed end fund), President, 2005 – Present; Madison Funds (25) (mutual funds), President, 2009 - Present; Ultra Series Fund (16) (mutual funds), President, 2009 – Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, December 2012 – Present
Trustee of Madison Strategic Sector Premium Fund, 2005 - Present; Madison Funds (25), 2009 - Present; Ultra Series Fund (16), 2009 - Present;
Frank E. Burgess
MIHI, Founder 2010 - Present; Chairman of the Board, 2013 - Present; Executive Director and President, 2010 - 2012; Managing Director and President, 1973 - 2010
Madison, Executive Director and President, 2010 - 2012; President, 2004 - 2010. MIA, Executive Director and President, 2010 - 2012
Madison Strategic Sector Premium Fund, Vice President, 2005 - Present

Trustee of Madison Strategic Sector Premium Fund; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present
Jay R. Sekelsky
MIH, Executive Director and Chief Investment Officer, 2010 – Present; Managing Director and Vice President, 1990 – 2010
Madison, Executive Director and Chief Investment Officer, 2010 – Present
MIA, Executive Director and Chief Investment Officer, 2010 – Present; Vice President, 1996 – 2010
Madison Strategic Sector Premium Fund, Vice President, 2005 – Present; Ultra Series Fund (16), Vice President, 2009 – Present; Madison Funds (25), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 – Present
N/A
Paul Lefurgey
MIH, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2005 - 2013;
Madison and MIA, Executive Director and Head of Fixed Income Investments, 2013 - Present; Managing Director and Head of Fixed Income Investments, 2010 - 2013
Madison Strategic Sector Premium Fund, Vice President, 2010 - Present; Ultra Series Fund (16), Vice President, 2009 - Present; Madison Funds (25), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, December 2012 - Present

N/A
Steven A. Carl
MIH, Executive Director and Head of Business Development, 2014 – Present; Madison and MIA, Director of Strategic Accounts, 2010-2014; Regional Director Midwest and Strategic Account Manager, 2003 - 2010

N/A

Ms. Frank serves as President of the Funds, and Messrs. Sekelsky and Lefurgey serve as Vice Presidents of the Funds. Other officers of Madison who serve as officers of the Funds are (in alphabetical order): Holly Baggot, Secretary and Assistant Treasurer of the Funds and Vice President of Madison; Greg Hoppe, Treasurer of the Funds and Vice President of Madison; Lisa R. Lange, Chief Compliance Officer, Chief Legal Officer and Assistant Secretary of the Funds and Chief Compliance Officer and Chief Legal Officer of Madison.
Parents of Madison. Madison Asset Management, LLC (“MAM”), a subsidiary of Madison Investment Holdings, Inc. (“MIHI”), holds 100% of the voting securities of Madison. MIHI holds 100% of the voting securities of MAM. The principal business address of MAM and MIHI is 550 Science Drive, Madison, Wisconsin 53711.

Madison serves as investment adviser to other funds having a similar investment objective as the Fund as follows:

Fund	Asset Size as of October 31, 2015	Management Fee*
Madison Large Cap Growth Fund	$174,838,384	0.75%
Ultra Series Large Cap Growth Fund	$296,983,042	0.80%
*Madison has not waived, reduced or otherwise agreed to reduce its Management Fee with respect to these Funds.
Changes to the Advisory Agreement
A copy of the proposed Amended Advisory Agreement is attached to this Proxy Statement as Exhibit A.  The proposed changes reflected in the Amended Advisory Agreement are described elsewhere in this Proxy Statement and consist of the following items: removal of the current breakpoint which provides a management fee of 0.75% on first $100 million of net assets and 0.60% on net assets in excess of $100 million, and replacing it with a breakpoint which provides a management fee of 0.75% on the first $500 million, 0.70% on assets between $500 million-$1 billion; and 0.65% on net assets in excess of $1 billion. If shareholders of the Fund do not approve the Amended Advisory Agreement, the Fund will continue to operate under the current breakpoint and services fee structure and the current waivers of the services fees as described herein will expire on February 28, 2016 and there will not be a new expense waiver agreement put into place. You should refer to Exhibit A for the Amended Advisory Agreement, which is incorporated in this Proxy Statement in its entirety by reference to Exhibit A.

Board Approval and Recommendation
On December 18, 2015, the Board, including a majority of the Independent Trustees, approved the Amended Advisory Agreement between the Trust, on behalf of the Investors Fund, and Madison. The Independent Trustees were assisted by independent legal counsel in their deliberations. The Board considered information provided at the December 18, 2015 Board meeting as well as certain information provided in connection with the Board’s consideration of the annual renewal of the Current Advisory Agreement at an in-person meeting on July 30-31, 2015. Among the matters considered by the Board, including the Independent Trustees, in connection with the approval of the Amended Advisory Agreement were the following:
With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board considered the biographies and tenure of the personnel involved in management of Investors Fund. The Board took into account its familiarity with the Adviser and the quality of services furnished by the Adviser’s personnel to the Investors Fund over the years. Based on their review of the information provided, the Independent Trustees determined that the nature, extent and quality of services provided to the Fund were satisfactory.
With regard to the investment performance of the Investors Fund, the Board reviewed performance information provided at the July 30-31, 2015 Board meeting as well as the Fund’s performance as of November 30, 2015. The Board noted that the Fund adhered to the Adviser’s “participate and protect” investment philosophy and considered the impact of that investment philosophy on the Investors Fund’s performance relative to its benchmark and peer funds. The Board also took into account the Adviser’s discussion of the Investors Fund’s performance. Based on their review, the Independent Trustees determined that, given the totality of the above factors and considerations, the Investors Fund’s investment performance had been satisfactory.
With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Investors Fund, the Board reviewed the fees and expense ratios for each share class of the Fund. The Board took into consideration the proposed change in the advisory fee schedule and the Adviser’s rationale for recommending the change. The Board also took into account the Adviser’s undertaking to permanently cap the service fees on Class A and Class Y shares of the Investors Fund. Based on their review of the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates, the Independent Trustees concluded that the Adviser’s level of profitability for its advisory activities with respect to the Investors Fund was reasonable in light of the services provided.
With regard to the Investors Fund’s fees and expenses, the Board took into account the current advisory schedule as well as the proposed advisory fee schedule. The Board noted that the total expense ratios for the Investors Fund’s Class A and Class Y shares would not change as a result of the change in the advisory fee schedule because services fees on those classes of shares would be capped at their current levels. Based on their review, the Independent Trustees determined that the advisory fee to be paid under the Amended Advisory Agreement was reasonable.
With regard to the extent to which economies of scale would be realized as the Investors Fund’s assets increase, the Trustees noted that the proposed advisory fee schedule would set the breakpoint at a higher asset level. The Board also noted that the proposed advisory fee schedule would continue to afford an opportunity to achieve economies of scale as the Investors Fund’s assets grow. In addition, the Trustees recognized that the Adviser was currently waiving service fees in order to limit the Investors Fund’s total operating expenses on Class A and Class Y shares and that the Adviser had agreed to permanently cap the service fees on Class A and Class Y shares in order to limit total operating expenses. Based on their review, the Independent Trustees concluded that the proposed advisory fee schedule and service fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.
After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board, the Trustees, including the Independent Trustees, concluded that the Investors Fund’s proposed advisory fee was fair and reasonable and that approval of the Amended Advisory Agreement was in the best interests of Fund and its shareholders.
On the basis of its review of the foregoing information, the Board found that the terms of the Amended Advisory Agreement were fair and reasonable and in the best interest of the shareholders of the Investors Fund. Accordingly, the Board recommends that shareholders of the Investors Fund vote FOR the approval of the Amended Advisory Agreement.

ADDITIONAL INFORMATION
Voting Information
Record Date.  Only shareholders of record at the close of business on January 7, 2016 (the “Record Date”) will be entitled to vote at the Meeting and at any postponement or adjournment thereof.  As of the Record Date, 5,795,848.455 shares of the Fund were issued and outstanding.
Quorum.  In order for a vote on a Proposal to be taken at the Meeting, there must exist a quorum of shareholders of the Fund eligible to vote at the Meeting.  Except as otherwise required by the 1940 Act or other applicable law, the presence at the Meeting, in person or by proxy, of shareholders representing 20% of the total number of shares of the Fund outstanding and entitled to vote constitutes a quorum for the Meeting.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present.  Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner.
In the event that the necessary quorum to transact business is not present at the Meeting, or the vote required to approve the Proposal is not obtained, the chairman of the Meeting, in order to permit the further solicitation of proxies, may adjourn the Meeting with respect to the Proposal from time to time to a later date without further notice other than announcement at the Meeting.  Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.
Vote Required to Pass Proposal.  In order for the proposed Amended Advisory Agreement to be approved, the Amended Advisory Agreement must each be approved by the holders of a “majority of the outstanding voting securities” of the Fund.  The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.  Abstentions and broker non-votes will have the effect of a “no” vote on the Proposals.
Voting Proxies.  Shareholders may provide their voting instructions in one of the following ways:

•	By mail, using the enclosed proxy card(s) and return envelope;

•	In some cases, by touch-tone phone or the internet; or

•	In person at the Meeting.

If a shareholder wishes to attend the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement at that time.  Should shareholders require additional information regarding the proxy or a replacement proxy card, they may call the Trust toll-free at 1-800-877-6089.  Any proxy given by a shareholder is revocable until voted at the Meeting.
Any shareholder of the Fund giving a proxy has the power to revoke it prior to its exercise by mail (addressed to the Secretary of the Trust at the principal offices of the Trust shown at the beginning of this Proxy Statement), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund.  All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposals referred to in the Proxy Statement and in the discretion of the persons named as proxies on such procedural matters that may properly come before the Meeting.
Other Shareholder Information. As of the Record Date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of any class of the Fund:

Fund Class	Shareholder Name and Address	Percent of Shares Held of Class
Class A	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399-0001[1]	69.36%
	Madison Investment Holdings Inc., 550 Science Drive, Madison, WI 53711-1059	5.47%
Class Y	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399-0001[1]	38.43%
	Ultra Series Moderate Allocation Fund, 550 Science Drive, Madison, WI 53711-1059	9.65%
	Charles Schwab & Co. Special Custodial Account for Benefit of Customers, 211 Main Street, San Francisco, CA 94105-1905[1]	6.10%
Class R6	Charles Schwab & Co. Inc., Attn Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905[1]	70.37%
	Outrider Foundation Inc., c/o Frank Burgess, Madison, WI 53703-4170	26.88%
1Ownership represents ownership of record rather than beneficial ownership.
As of January 7, 2016, the officers, directors and trustees of the Investors Fund, as a group, owned of record and beneficially, approximately 27% of the Class R6 shares, and less than 1% of the Class A or Class Y shares.
A beneficial owner of 25% or more of a voting security of a Fund is presumed to have “control” of the Fund for purposes of the 1940 Act, absent a determination to the contrary by the SEC. Based on the information provided above, as of January 7, 2015 shareholders and/or beneficial owners who owned a controlling interest were as follows:

Fund Class	Shareholder Name and Address	Percent of Shares Held of Class
Class R6	Charles Schwab & Co. Inc., Attn Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905[1]	70.37%
	Outrider Foundation Inc., c/o Frank Burgess, Madison, WI 53703-4170[2]	26.88%
1Ownership represents ownership of record rather than beneficial ownership.
Principal Underwriter and Other Service Providers
MFD Distributor, LLC, located at 550 Science Drive, Madison, Wisconsin 53711, acts as the principal underwriter of the Fund’s shares (the “Distributor”).  The Distributor and Madison are affiliates.  Boston Financial Data Services (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the Fund’s transfer agent. State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Fund. Madison serves as the Fund’s administrator.
Shareholder Proposals for Subsequent Meetings
The Fund does not hold annual shareholders meetings except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Fund’s Secretary at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its inclusion.
Other Matters to Come Before the Meeting
Under Massachusetts law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the Proposals, no other business may properly come before the Meeting.  If any such procedural matter requiring a vote of shareholders should arise, or any question as to an adjournment of the Meeting is submitted to shareholders, the persons named as proxies will vote on such procedural matters in accordance with their discretion.
Dated: January 25, 2016

Exhibit A
AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
This Agreement is made as of this _____ day of February, 2016, by and between MADISON ASSET MANAGEMENT, LLC, a Wisconsin limited liability company having its principal place of business in Madison, Wisconsin (the “Adviser”), and MADISON FUNDS, a Delaware business trust created pursuant to a Declaration of Trust (the “Trust”).
The parties hereto, intending so to be legally bound, agree with each other as follows:
1.     Appointment and Acceptance. The Trust hereby appoints the Adviser to manage the investment of the assets of each existing series of the Trust listed on Exhibit A hereto and any additional series that the Trust may establish from time to time (each, a “Fund” and collectively, the “Funds”), and to administer the affairs of the Trust. The Adviser hereby accepts such appointment and agrees to employ its best efforts to supervise the investment management of the Funds. Subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser may retain any affiliated or unaffiliated parties including, but not limited to, investment adviser(s) and/or investment sub-adviser(s) and administrator(s) to perform any or all of the services set forth in this Agreement.
2.     Discretion of the Adviser. In the performance of its duties hereunder, the Adviser shall have full authority to act as it deems advisable, except that it shall be bound by (i) the terms of the Declaration of Trust of the Trust, (ii) any written direction given by the Board of Trustees of the Trust (the “Board”) not inconsistent with this Agreement, and (iii) the investment policies of the Trust from time to time in effect. Subject only to the foregoing, the Adviser shall have full authority to purchase and sell securities for each Fund, and the Adviser may determine the persons with whom such securities transactions are to be made and the terms thereof.
3.    Other Activities of the Adviser. The Adviser and any of its affiliates shall be free to engage in any other lawful activity, including the rendering to others of services similar to those rendered to the Trust hereunder; and the Adviser or any interested person thereof shall be free to invest in the Trust as a shareholder, to become an officer or trustee of the Trust if properly elected, or to enter into any other relationship with the Trust approved by the Board and in accordance with applicable law. The Adviser agrees that it will not deal with itself or with any affiliated person or promoter or principal underwriter of the Trust (or any affiliated person of the foregoing) acting as a principal, in effecting securities transactions for the account of the Trust. It is further agreed that in effecting any such transaction with such a person acting as a broker or agent, compensation to such person shall be permitted, provided that the transaction is in the ordinary course of such person’s business and the amount of such compensation does not exceed 1% of the purchase or sale price of the securities involved. If the Adviser or any affiliate thereof provides any other goods or services which otherwise would be paid for by the Trust pursuant to this Agreement, then the Trust shall pay the Adviser or such affiliate the cost reasonably allocated by the Adviser or affiliate to such goods or services.
4.     Investment by Adviser. The Adviser shall not take, and shall not permit any of its shareholders, officers, directors or employees to take long or short positions in the shares of the Trust, except for the purchase of shares of the Trust for investment purposes at the same price as is available to the public at the time of purchase, or in connection with the original capitalization of the Trust. In connection with purchases or sales of portfolio securities for the account of the Trust, neither the Adviser nor any officer, director or employee of the Adviser shall act as a principal or receive any commission therefor.
5.     Expenses of the Trust. The Trust shall pay all of its expenses not expressly assumed by the Adviser herein. Without limitation, the expenses of the Trust assumed by the Trust hereby shall include the following:
(a)     Expenses related to the continued existence of the Trust;

(b)	Fees and expenses of the Board (except those affiliated with the Adviser) and the officers and the administrative employees of the Trust;

(c)	Fees paid to the Adviser hereunder;

(d)
Fees and expenses of preparing, printing and distributing official filings, reports, prospectuses and documents required pursuant to applicable state and federal securities laws, and expenses of reports to shareholders;

(e)	Fees and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, registrars, and similar agents;

(f)	Expenses related to the issuance, registration, repurchase, exchange and redemption of shares and certificates representing shares;

(g)	Auditing, accounting, legal, insurance, portfolio administration, association membership, printing, postage, and other administrative expenses;

(h)	Expenses relating to qualification or licensing of the Trust, shares in the Trust, or officers, employees and agents of the Trust under applicable state and federal securities laws;

(i)	Expenses related to shareholder meetings and proxy solicitations and materials; and

(j)	Interest expense, taxes and franchise fees, and all brokerage commissions and other costs related to purchase and sales of portfolio securities.
In addition to the foregoing, the Trust shall assume all losses and liabilities incurred in the administration to the Trust and of its investment portfolio, and it shall pay such non-recurring expenses as may arise through litigation, administrative proceedings, claims against the Trust, the indemnification of members of the Board, officers, employees, shareholders and agents, or otherwise.
6.     Compensation to the Adviser.

(a)
For its services hereunder, the Trust shall pay to the Adviser, at the end of each calendar month, a management fee calculated as a percentage of the average value of the net assets each day for each Fund during that month at the annual rates set forth in Exhibit A hereto. The Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate (or 1/366th of the applicable annual rate in leap years). For the purpose of accruing compensation, the net assets of each Fund shall be determined in the manner and on the dates set forth in the Declaration of Trust or the current registration statement of the Trust and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

(b)
In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within 15 business days of the date of termination. During any period when the determination of net asset value is suspended, the net asset value of a Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

(c)
The Adviser shall have the right to waive any portion of its management fee during any period, and it may permanently reduce the amount of the fee under such terms as it may determine by written notice thereof to the Trust. The Adviser shall have the right to make payments out of its management fee or other resources to others, as it solely determines.

7.     Limitation of Expenses of the Trust. In addition to investment management expenses related to the Trust, the Adviser shall pay the fees and expenses of any Board members and officers of the Trust affiliated with the Adviser, all promotional expenses of the Trust to the extent not paid for by the Trust pursuant to a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, the rent expense of the Trust’s principal executive offices, and the expenses of formation of the Trust and any series thereof. In addition, the Adviser shall reimburse the Trust for all of its expenses, excluding securities transaction commissions and expenses, taxes, interest, share distribution expenses, and extra-ordinary and non-recurring expenses, which exceed during any fiscal year the applicable expense limitation in any State or other jurisdiction in which the Trust, during the fiscal year, becomes subject to regulation by qualification or sale of its shares. Any such required reimbursement shall be made within a reasonable period following the close of the fiscal year to which it relates, and the Adviser may elect to pay all or a portion of any such reimbursement it anticipates will be required at any time or from time to time during the fiscal year to which the reimbursement relates.
8.     Limitation of Adviser’s Liability. The Adviser shall not be liable for any loss incurred in connection with its duties hereunder, nor for any action taken, suffered or omitted and believed by it to be advisable or within the scope of its authority or discretion, except for acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties assumed by it under this Agreement.
9.     Limitation of Trust’s Liability. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in its Declaration of Trust. The Adviser agrees that the Trust’s obligations hereunder in any case shall be limited to the Trust and to its assets and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any member of the Board, or any officer, employee or agent of the Trust.
10.     Term of Agreement. This Agreement, as amended and restated, shall not become effective unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party. Once approved, this Agreement shall come into full force and effect on the date set forth above and shall have an initial term of one year; provided that this Agreement shall not become effective as to any subsequently created Funds until it has again been approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and by the initial shareholder of each such Fund. As to each Fund, this Agreement shall continue in effect for one year successive terms so long as such continuance is approved at least annually by (i) the Board, or by the vote of a majority of the outstanding voting securities of each Fund, and (ii) a majority of the trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

11.     Termination.

(a)
Notwithstanding any provision of this Agreement, it may be terminated at any time, without penalty, by the Board or, with respect to any Fund, by the vote of a majority of the outstanding voting securities of such Fund, or by the Adviser, upon 60 days’ written notice to the other party.

(b)	This Agreement may not be assigned by the Adviser and shall automatically terminate immediately upon any assignment.
12.     Name of the Trust. The Trust shall have the exclusive right to the use of the name "Madison Funds" as long as this Agreement is in effect.
13.     Use of Terms. The terms “affiliated person,” “interested person,” “assignment,” “broker,” and “majority of the outstanding voting securities” as used herein, shall have the same meanings as in the 1940 Act and any applicable regulations thereunder.
14.     Control of Adviser. The Adviser is controlled by Madison Investment Holdings, Inc. (“MIH”), a registered investment adviser located in Madison, Wisconsin. Because of this relationship, the Adviser shares personnel and resources with MIH and its other affiliates, including Madison Investment Advisors, LLC (“MIA”), a registered investment adviser located in Madison, Wisconsin. As such, individuals performing services for and resources utilized by the Adviser may also perform services for and be utilized by MIH and its other affiliates, including MIA.
IN WITNESS WHEREOF, the parties have caused this Agreement to be signed on their behalf by their respective officers duly authorized and their respective seals to be affixed hereto, as of the date first above written.
MADISON ASSET MANAGEMENT, LLC
By: ___________________________________________
Katherine L. Frank, its President

MADISON FUNDS
By: ___________________________________________
Lisa R. Lange, its Chief Compliance Officer

Exhibit A

Fund Name	Management Fee[1]
Conservative Allocation	0.20%
Moderate Allocation	0.20%
Aggressive Allocation	0.20%
Cash Reserves	0.40%[2]
Tax-Free Virginia	0.50%
Tax-Free National	0.50%
Core Bond	0.50%
High Quality Bond	0.30%
Corporate Bond	0.40%
High Income	0.55%
Diversified Income	0.65%
Dividend Income	0.75%[3]
Covered Call & Equity Income	0.85%
Investors	0.75%
Large Cap Value	0.55%
Large Cap Growth	0.75%
Mid Cap	0.75%
Small Cap	1.00%
NorthRoad International	0.80%
International Stock	1.05%
Target Retirement 2020	0.25%
Target Retirement 2030	0.25%
Target Retirement 2040	0.25%
Target Retirement 2050	0.25%
Hansberger International Growth	0.75%
1Except for the following Funds, each Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion: Conservative Allocation, Moderate Allocation, Aggressive Allocation, Tax-Free Virginia, Tax-Free National, High Quality Bond, Corporate Bond, Dividend Income, Covered Call & Equity Income, NorthRoad International , Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, Target Retirement 2050, and Hansberger International Growth Funds.
2The Adviser hereby agrees to waive its management fee and/or reimburse Fund expenses to the extent necessary to maintain a one-day yield of zero, until at least February 28, 2016.

[3]	The Adviser hereby agrees to waive and/or reimburse 0.10% of its management fee until at least February 28, 2016.

The Adviser does not have the right to recoup any previously waived fees.

PROXY PROXY
INVESTORS FUND
a series of Madison Funds
Proxy for Special Meeting of Shareholders – February 23, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder(s) of the Investors Fund, a series of Madison Funds (the “Trust”), hereby appoint(s) Holly S. Baggot and Greg D. Hoppe, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at 9:00 a.m., Central Time, on February 23, 2016, at 550 Science Drive, Madison, Wisconsin 53711, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such Meeting

This proxy is solicited on behalf of the Board of Trustees of the Investors Fund, a series of the Trust. This proxy card, when properly executed will be voted in the manner directed below and, absent direction, will be voted “For” the proposal(s). The proxies are also authorized to vote upon any other business that may properly come before the meeting or any adjournments or postponements thereof, including any adjournment(s) necessary to obtain quorums and/or approvals.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signatures (if held jointly)

Date     MF_xxxxxx_xxxxxxx

VOTING OPTION: To vote your proxy, check the appropriate voting box(s) on this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

WE NEED YOUR VOTE BEFORE FEBRUARY 23, 2016.  Your vote is important.  Regardless of whether you are able to attend the Meeting in person, we urge you to authorize your proxy because your vote is vital.  If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes. This is commonly known as proxy voting.  You can do this by mail if you will not attend the meeting in person.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from personally casting your votes at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

THE BOARDS OF TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL(S) LISTED BELOW.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
☐ To vote FOR all Proposals for your Selling Fund(s), mark this box. No other vote is necessary.

1.	To approve an amended and restated advisory agreement (the “Amended Advisory Agreement”) between the Fund and Madison.
FOR ☐ AGAINST ☐ ABSTAIN ☐

2.	To vote on such other matters that may properly come before the Meeting, or any adjournments or postponements thereof.
FOR ☐ AGAINST ☐ ABSTAIN ☐

Important Notice Regarding the Availability of Proxy Materials for the Investors Fund Special
Meeting to be held on February 23, 2016: The proxy statement for this meeting is available at www.madisonfunds.com/proxy.

EVERY VOTE IS IMPORTANT!

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
MF_xxxxxxx_xxxxxxx